Nature of Operations (Details)	12 Months Ended
Dec. 31, 2019
Nature of Operations [abstract]
Name of reporting entity or other means of identification	Fortuna Silver Mines Inc.
Domicile of entity	British Columbia, Canada
Address of entity's registered office	Suite 650 - 200 Burrard Street, Vancouver, Canada, V6C 3L6
Description of nature of entity's operations and principal activities	The Company is engaged in precious and base metal mining and related activities in Latin America, including exploration, extraction, and processing. The Company operates the Caylloma silver, lead, and zinc mine ("Caylloma") in southern Peru, the San Jose silver and gold mine ("San Jose") in southern Mexico, and the Lindero Gold Project ("Lindero Project"), which is under construction, in northern Argentina.Its common shares are listed on the New York Stock Exchange under the trading symbol FSM, on the Toronto Stock Exchange under the trading symbol FVI, and on the Frankfurt Stock Exchange under the trading symbol F4S.F.